UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☑                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240-14a-12

UNIVERSAL TECHNICAL INSTITUTE, INC.
(Name of registrant as specified in its charter)

N/A
(Name of person(s) filing proxy statement, if other than the registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

Universal Technical Institute, Inc.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting

to Be Held on Wednesday, February 22, 2012

The Proxy Statement and Annual Report to Stockholders are available at:

http://www.proxyvoting.com/uti

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet.

We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper or e-mail copy of these documents, you mustrequest one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before February 8, 2012 to facilitate timely delivery.

TO REQUEST PAPER COPIES OF PROXY MATERIALS:

(please reference your 11-digit control number when requesting materials)

By opting out to receive printed materials, your preference for future proxy mailings will be kept on our file.

 Telephone: 1-888-313-0164

                           (outside of the U.S. and Canada call 201-680-6688).

 Email:         shrrelations@bnymellon.com

                             (you must reference your 11-digit control number in your email)

     Internet:     http://www.proxyvoting.com/uti

TO VOTE YOUR SHARES SEE INSTRUCTIONS ON REVERSE SIDE

This is not a proxy card. You cannot use this notice to vote your shares.

Dear Universal Technical Institute, Inc. Stockholder:

The 2012 Annual Meeting of Stockholders of Universal Technical Institute, Inc. (the “Company”) will be held at 16220 N. Scottsdale Road, Suite 100, Scottsdale, AZ 85254, on Wednesday, February 22, 2012, at 8:00 a.m. (local time).

Proposals to be considered at the Annual Meeting:

(1)	Election of Directors
Nominees
1.1	Roger S. Penske
1.2	John C. White
1.3	Linda J. Srere
(2)	Ratification of Appointment of PricewaterhouseCoopers LLP as Independent Registered Public Accounting Firm for the year-ended September 30, 2012.
(3)	Approval of Amendments to the Universal Technical Institute, Inc.’s 2003 Incentive Compensation Plan.

NOTE: At the proxies’ discretion on any other matters which may properly come before the meeting or any adjournment or postponement thereof.

The Board of Directors recommends a vote “FOR” Proposals 1, 2 and 3.

The Board of Directors has fixed the close of business on December 30, 2011 as the record date (the “Record Date”) for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment(s) thereof.

CONTROL NUMBER

¯

YOU MUST REFERENCE YOUR 11-DIGIT CONTROL NUMBER WHEN YOU REQUEST A PAPER COPY OF THE PROXY MATERIALS OR TO VOTE YOUR PROXY ELECTRONICALLY.	→

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Stockholders of record as of the Record Date are encouraged and cordially invited to attend the Annual Meeting. For directions to the annual meeting where you may vote in person, please call UTI’s Investor Relations at (623) 445-9500.

Meeting Location:

16220 N. Scottsdale Road

Suite 100

Scottsdale, AZ 85254

The following materials are available for you to review online:

•	the Company’s 2012 Notice & Proxy Statement (including all attachments thereto);
•	the Company’s Annual Report for the year ended September 30, 2011 (which is not deemed to be part of the official proxy soliciting materials); and
•	any amendments to the foregoing materials that are required to be furnished to stockholders.

To request a paper copy of the Proxy Materials:

(you must reference your 11-digit control number located on the reverse side of this form)

Telephone:         1-888-313-0164 (outside of the U.S. and Canada call 201-680-6688)

Email:                 shrrelations@bnymellon.com (you must reference your 11-digit control number in your email)

Internet:              http://www.proxyvoting.com/uti

The Proxy Materials for Universal Technical Institute, Inc. are available to review at:

http://www.proxyvoting.com/uti

Have this notice available when you request a PAPER copy of the Proxy Materials,

when you want to view your proxy materials online

OR WHEN YOU WANT TO VOTE YOUR PROXY ELECTRONICALLY.

HOW TO VOTE BY INTERNET

We encourage you to review the proxy materials online before voting.

Use the Internet to vote your shares. On the landing page of the above website in the box labeled

“To Vote Your Shares by Internet” click on “Vote Now” to access the electronic proxy card and vote your shares.

Have this notice in hand when you access the website.

You will need to reference the 11-digit control number located on the reverse side.

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